SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2004

CONCUR TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25137	91-1608052
(Commission File Number)	(IRS Employer Identification No.)

6222 185th Avenue NE Redmond, Washington	98052
(Address of Principal Executive Offices)	(Zip Code)

(425) 702-8808

(Registrant’s Telephone Number, Including Area Code)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 28, 2004, Concur Technologies, Inc. issued a press release announcing its financial results for the quarter ended December 31, 2003, a copy of which is attached hereto as Exhibit 99.1. This press release contains pro forma net income calculations that exclude from net income the amortization of intangible assets recorded in applicable periods. This pro forma financial measure should not be considered as a substitute for, or superior to, any measure of financial performance prepared in accordance with generally accepted accounting principles. The Registrant’s management believes that this pro forma financial measure provides meaningful supplemental information regarding the Registrant’s core operating results because it exclude amounts that are not necessarily related to the Registrant’s core operating results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCUR TECHNOLOGIES, INC.

Date: January 28, 2004	By:	/s/ John F. Adair
John F. Adair, Chief Financial Officer (principal financial officer and duly authorized officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press release dated January 28, 2004 announcing results for the quarter ended December 31, 2003.*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed filed with the Securities and Exchange Commission and is not incorporated by reference in any filing of Concur Technologies, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.